      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 12, 2000
                                                           Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------


                                 OMNICARE, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                     31-1001351
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

                           100 EAST RIVERCENTER BLVD.
                            COVINGTON, KENTUCKY 41011
                    (Address of Principal Executive Offices)

                                 --------------

                        OMNICARE, INC. STOCKPLUS PROGRAM
                            (Full Title of the Plan)

                                CHERYL D. HODGES,
                                    SECRETARY

                                 OMNICARE, INC.
                                   SUITE 1600
                           100 EAST RIVERCENTER BLVD.
                            COVINGTON, KENTUCKY 41011

                                 (606) 392-3300
 (Name, address and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
                                                    PROPOSED MAXIMUM       PROPOSED MAXIMUM
TITLE OF SECURITIES TO BE      AMOUNT TO BE        OFFERING PRICE PER     AGGREGATE OFFERING          AMOUNT OF
        REGISTERED              REGISTERED               SHARE                   PRICE            REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
 COMMON STOCK, par value         2,500,000              $15.6875            $39,218,750 (2)          $10,353.75
    $1.00 per share(l)
----------------------------------------------------------------------------------------------------------------------

-------------------------
(1) There are also being registered hereunder an equal number of Purchase Rights, which are currently attached to and transferable only with the Common Stock registered hereby, issuable pursuant to the Registrant's Stockholder Rights Plan.

(2) Calculated in accordance with Rule 457(h)(1) of the Securities Act of 1933, as amended (the "Securities Act") based on the average of the high and low price of the Common Stock as reported on the New York Stock Exchange on May 10, 2000.

                                     PART I

ITEM 1.     PLAN INFORMATION.*

ITEM 2.     REGISTRATION INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*




























-----------------
* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act, and the "Note" to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

The following documents, which have been filed by Omnicare, Inc., a Delaware corporation ("Omnicare"), with the Securities and Exchange Commission (the "Commission"), are incorporated by reference herein and shall be deemed a part hereof:

(a) The Annual Report of Omnicare on Form 10-K for the fiscal year ended December 31, 1999, filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

(b) All other reports filed by Omnicare pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1999.

(c) The description of Omnicare's Common Stock set forth in Omnicare's Registration Statement on Form 8-A/A-1 (File No. 1-8269) filed with the Commission on April 17, 1996.

All documents filed by Omnicare pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF THE SECURITIES.

Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

The legality of the securities offered hereby has been passed upon for Omnicare by Peter Laterza, Vice President and General Counsel of Omnicare, who owns beneficially 7,253 shares of Omnicare's Common Stock and has options to purchase 33,375 shares of the Omnicare's Common Stock that are not currently exercisable.



                                                                               2

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Restated Certificate of Incorporation, as amended, and Amended Bylaws of Omnicare, and separate Indemnification Agreements, provide for the indemnification of each director and officer of Omnicare in connection with any claim, action, suit or legal proceeding brought or threatened by reason of his or her position with Omnicare. In addition, the General Corporation Law of the State of Delaware ("Delaware Law") permits Omnicare to indemnify its directors, officers and others against judgments, fines, amounts paid in settlement and attorneys' fees resulting from various types of legal actions or proceedings if the actions of the party being indemnified meet the standards of conduct specified in the Delaware Law.

In addition, Omnicare maintains directors' and officers' liability insurance policies.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

Not Applicable.

ITEM 8. EXHIBITS.

EXHIBIT NUMBER    DESCRIPTION
--------------    -------------------------------------------------------------------
4.1               Restated Certificate of Incorporation of Omnicare
                  (incorporated herein by reference to Omnicare's
                  Annual Report on Form 10-K for the fiscal year ended
                  December 31, 1996).

4.2               Certificate of Amendment of Omnicare's Restated Certificate of
                  Incorporation (incorporated herein by reference to Omnicare's
                  Registration Statement on Form S-4 (File No. 333-53749), filed with the Commission on May 27, 1998).

4.3 Amended Bylaws of the Omnicare (incorporated herein by reference to Omnicare's Registration Statement on Form S-3
                  (File No. 333-64441), filed with the Commission on September
                  28, 1998).

4.4               Omnicare, Inc. StockPlus Program.

5 Opinion of Peter Laterza, as to the legality of the securities to be registered.

23.1              Consent of PricewaterhouseCoopers LLP.

23.2              Consent of Ernst & Young LLP.

23.3              Consent of Arthur Andersen LLP.

23.4              Consent of Peter Laterza (contained in the opinion filed as Exhibit 5).

24                Power of Attorney (included on the signature pages hereof).


ITEM 9.           UNDERTAKINGS.

The undersigned registrant hereby undertakes:


                                                                               3














      (a)   (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

            (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) That, for purposes of determining any liability under the Securities
Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such



                                                                               4













indemnification by it is against public policy as expressed in the Securities
Act and will be governed by the final adjudication of such issue.












                                                                               5
















                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Omnicare certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Covington, Commonwealth of Kentucky, on the 12th day of May, 2000.

                                                              OMNICARE, INC.



                                       By  /s/ Peter Laterza
                                       -------------------------------
                                       Peter Laterza,
                                       Vice President and General Counsel



                                POWER OF ATTORNEY

                  KNOW ALL PERSONS BY THESE PRESENTS, that each of the persons whose signature appears below hereby constitutes and appoints Edward L. Hutton, Joel F. Gemunder and Cheryl D. Hodges his or her true and lawful attorneys-in-fact and agents, with full power of substitution, and each with power to act alone, to sign and execute on behalf of the undersigned any and all amendments or supplements to this Registration Statement, and to perform any acts necessary to be done in order to file any and all such amendments and supplements with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and each of the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, shall do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                TITLE                                  DATE
------------------------------------     ----------------------------------     ----------------------
                                         Chairman and Director                  May 12, 2000
   /s/ Edward L. Hutton                  (Principal Executive Officer)
---------------------------
Edward L. Hutton

                                         President and Director                 May 12, 2000
   /s/ Joel F. Gemunder                  (Principal Executive Officer)
---------------------------
Joel F. Gemunder

                                         Senior Vice President and Chief        May 12, 2000
                                         Financial Officer
                                         (Principal Financial Officer and
   /s/ David W. Froesel, Jr.             Principal Accounting Officer)
---------------------------------------
David W. Froesel, Jr.


SIGNATURE                                TITLE                                  DATE
------------------------------------     ----------------------------------     ----------------------

   /s/ Timothy E. Bien                   Director                               May 12, 2000
------------------------------------
Timothy E. Bien

   /s/ Charles H. Erhart, Jr.            Director                               May 12, 2000
------------------------------------
Charles H. Erhart, Jr.

   /s/ Mary Lou Fox                      Director                               May 12, 2000
------------------------------------
Mary Lou Fox

   /s/ Cheryl D. Hodges                  Director                               May 12, 2000
------------------------------------
Cheryl D. Hodges

   /s/ Thomas C. Hutton                  Director                               May 12, 2000
------------------------------------
Thomas C. Hutton

   /s/ Patrick E. Keefe                  Director                               May 12, 2000
------------------------------------
Patrick E. Keefe

   /s/ Sandra E. Laney                   Director                               May 12, 2000
------------------------------------
Sandra E. Laney

   /s/ Andrea R. Lindell                 Director                               May 12, 2000
------------------------------------
Andrea R. Lindell, DNSc, RN

   /s/ Sheldon Margen                    Director                               May 12, 2000
------------------------------------
Sheldon Margen, M.D.

   /s/ Kevin J. McNamara                 Director                               May 12, 2000
------------------------------------
Kevin J. McNamara

                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
4.1                 Restated Certificate of Incorporation of Omnicare
                    (incorporated herein by reference to Omnicare's
                    Annual Report on Form 10-K for the fiscal year
                    ended December 31, 1996).

4.2 Certificate of Amendment of Omnicare's Restated Certificate of Incorporation (incorporated herein by reference to Omnicare's Registration Statement on Form S-4 (File No.
                    333-53749), filed with the Commission on May 27, 1998).

4.3 Amended Bylaws of Omnicare (incorporated herein by reference to Omnicare's Registration Statement on Form S-3 (File No.
                    333-64441), filed with the Commission on September 28,
                    1998).

4.4                 Omnicare, Inc. StockPlus Program.

5 Opinion of Peter Laterza, as to the legality of the securities to be registered.

23.1                Consent of PricewaterhouseCoopers LLP.

23.2                Consent of Ernst & Young LLP.

23.3                Consent of Arthur Andersen LLP

23.4 Consent of Peter Laterza (contained in the opinion filed as Exhibit 5).

24                  Power of Attorney (included on the signature pages hereof).